SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PIEDMONT OFFICE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

(3)	Filing Party:

(4)	Date Filed:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

INTERNET http://www.proxyvoting.com/pdm Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#	Fulfillment#
99013	96205

‚  FOLD AND DETACH HERE  ‚

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” THE RATIFICATION OF THE INDEPENDENT AUDITOR, “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION AND FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE HELD EVERY THREE YEARS	Please mark your votes as indicated in this example	☒

			FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS

1.	ELECTION OF DIRECTORS		☐	☐	☐
	Nominees:

01	W. Wayne Woody	05	Donald S. Moss
02	Michael R. Buchanan	06	Frank C. McDowell
03	Wesley E. Cantrell	07	Donald A. Miller, CFA
04	William H. Keogler	08	Jeffrey L. Swope

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)

*Exceptions

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of the independent auditor.	☐	☐	☐

3.	Proposal to approve the advisory (non-binding) resolution relating to executive compensation.	☐	☐	☐
Management recommends a vote for Shareholder approval every 3 years.

	3 years	2 years	1 year	Abstain

4.	Frequency of future advisory votes on executive compensation ☐	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such.

Signature	Signature	Date

You can now access your Piedmont Office Realty Trust, Inc. account online.

Access your Piedmont Office Realty Trust, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Piedmont Office Realty Trust, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status
• View book-entry information

• View payment history for dividends
• Make address changes

Visit us on the web at www.bnymellon.com/shareowner/equityaccess

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Shareholders are available at: http://www.proxyvoting.com/pdm

‚  FOLD AND DETACH HERE  ‚

PROXY

Piedmont Office Realty Trust, Inc.

2011 Meeting of Stockholders – June 30, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Donald A. Miller and Robert E. Bowers, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Piedmont Office Realty Trust, Inc. Class A Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2011 Meeting of Stockholders of the company to be held June 30, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)	WO# 99013	Fulfillment# 96205